SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

KNIGHT TRADING GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Knight Trading Group, Inc.

Current Report on Form 8-K

Item 7. Financial Statements and Exhibits.

a.	Financial Statements

Not required

b.	Pro forma Financial Information

Not required

c.	Exhibits

Exhibit No.	Description
99.1	Press Release of Knight Trading Group, Inc. issued July 21, 2004.

Item	9. Regulation FD Disclosure

The following information is furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. On July 21, 2004, Knight Trading Group, Inc. (“Knight”) issued a press release announcing that John H. Bluher, Executive Vice President, General Counsel and Director of Risk Management is leaving Knight on August 6, 2004 to become Senior Vice President, General Counsel and Chief Public Affairs Officer at Janus Capital Group, Inc.

The Press Release is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: July 21, 2004
KNIGHT TRADING GROUP, INC.

	By:	/s/ Andrew M. Greenstein
	Name:	Andrew M. Greenstein
	Title:	Director, Corporate Counsel
and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Knight Trading Group, Inc. issued on July 21, 2004.